UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________

FORM 8-K
____________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
 Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 23, 2009

ENCORE BRANDS, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	5182	26-3597500
(State or Other Jurisdiction of Incorporation)	(Primary Standard Industrial Classification Code Number)	(IRS Employer Identification No.)

502 East John Street
 Carson City, NV 89706
(949) 680-9660
(Address and telephone number of registrant’s principal executive offices)

_____________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 15a-12 under the Exchange Act (17 CFR 240.15a-12)

[   ]  Pre-commencement communications pursuant to Rule 15d-2(b) under the Exchange Act (17 CFR 240.15d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into Material Definitive Agreement.

On December 18, 2009, Encore Brands, Inc entered into a Bridge Loan and Investment Agreement (the "Bridge Loan Agreement"), which is filed as by and between Peter Staddon, an individual (the “Lender”), and Encore Brands, Inc., a Nevada corporation (“Encore”).  Encore’s obligations under the Bridge Loan Agreement include:  (1) the issuance of a Promissory Note, (2) a financing and documentation fee (“Financing Fee”) to the Lender, and (3) the issuance of a Common Stock Purchase Warrant to acquire shares of common stock, all as more particularly described in Exhibits 10.1, 10.2, and 10.3 attached to and made a part of this report.

Item 9.01   Exhibits:

Number	Exhibit

10.1	Loan Agreement, by and among Encore Brands, Inc., and Peter Staddon, dated December 18, 2009.

10.2	Promissory Note with Peter Staddon, dated December 18, 2009.

10.3	Securities Purchase Agreement by and among the Registrant and Peter Staddon, dated December 18, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCORE BRANDS, INC.

By: /s/ Gareth West
Gareth West
Chairman and Chief Executive Officer

December 23, 2009